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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Post-Effective Amendment No. 1 to this Registration Statement of Madison River Capital, LLC and Madison River Finance Corp. on Form S-4 of our report for Coastal Utilities, Inc., dated March 23, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                    /s/ Golden Associates

                                    Certified Public Accountants

April 23, 2001
Hinesville, Georgia